UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 6, 2002

                      AMERICAN WATER WORKS COMPANY, INC.
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              (Exact name of registrant specified in its charter)

            Delaware                0001-03437      51-0063696
 -------------------------------   -----------   ----------------
 (State or other Jurisdiction of   (Commission   (I.R.S. Employer
         Incorporation)            File Number)  Identification No.)

1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ               08043
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  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (856) 346-8200

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ITEM 9.  REGULATION FD DISCLOSURE.

     On August 6, 2002, each of the Principal Executive Officer, J. James Barr, and Principal Financial Officer, Ellen C. Wolf, of American Water Works Company, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICAN WATER WORKS COMPANY, INC.


                       By:   /s/ W. Timothy Pohl
                             ----------------------------
                             Name:   W. Timothy Pohl
                             Title:  General Counsel and Secretary


Date:  August 6, 2002



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                                 EXHIBIT INDEX

Exhibit No.                Description

99.1 Statement Under Oath of Principal Executive Officer dated August 6, 2002.

99.2 Statement Under Oath of Principal Financial Officer dated August 6, 2002.